UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

                          Date of Report: May 11, 2006
                  Date of earliest event reported: May 9, 2006

                                   PACEL CORP.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                       000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction         (Commission            (IRS Employer
   of incorporation)                 file number)          Identification No.)


7621 Little Ave. Suite 101, Charlotte, North Carolina                28226
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   (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective May 9, 2006, the Registrant amended its Shares Exchange Agreements and Plans of Reorganization ("Agreements") with United Personnel Services, Inc. and World Wide Personnel Services of Maine, Inc., respectively, to provide that the Certificate of Designation for the Series C Convertible Preferred Stock is amended to provide that the share class be increased to 1,000,000 shares from 500,000 and that the shares carry class voting rights for a single director to the board of directors of the Registrant. The principal reason for the amendment to the Certificate of Designation was to assure that the Agreements qualified for tax-free treatment pursuant to Section 368(b) of the Internal Revenue Code and regulations thereunder.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03         AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                  FISCAL YEAR

Effective May 9, 2006, the Registrant filed an Amended Certificate of Designation with respect to its Series C Convertible Preferred Stock. The amendment increased the number of shares available for issuance to 1,000,000 shares and also provided that the shares will carry class voting rights for a single director to the board of directors.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.               DESCRIPTION

   4.0 Amended Certificate of Designation for Series C Convertible Preferred Stock.

  10.1            Amendment to Share Exchange Agreement and Plan of
                  Reorganization.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Pacel Corporation

         Dated: May 10, 2006                         By: /s/ GARY MUSSELMAN
                                                        ------------------------
                                                           President